                  HARTFORD LEADERS EPIC OUTLOOK (SERIES I AND IR)
                             SEPARATE ACCOUNT SEVEN
                         HARTFORD LIFE INSURANCE COMPANY

                              FILE NO. 333-105270



    SUPPLEMENT DATED NOVEMBER 12, 2004 TO THE PROSPECTUS DATED MAY 3, 2004

             SUPPLEMENT DATED NOVEMBER 12, 2004 TO YOUR PROSPECTUS

The following disclosure is added to the section entitled "The Hartford's Principal First Preferred - Investment Restrictions":

     "For Contracts issued in the state of Connecticut there are no investments restrictions."

The following disclosure is added to the sub-section entitled "Other Information" under the section entitled "The Hartford's Principal First and The Hartford's Principal First Preferred":

     "If you elect The Hartford's Principal First Preferred, and your Contract was issued in the state of Connecticut, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity contracts issued by us or our affiliates to you equals or exceeds $100,000."

     THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE
                                   REFERENCE.

HV- 5101